UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                          FORM 8-K

                       Current Report
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

             Date of Report:  September 5, 2002
    (Date of Earliest Event Reported:  September 5, 2002)

               Commission File Number 1-11680

                  -------------------------

                EL PASO ENERGY PARTNERS, L.P.
   (Exact Name of Registrant as Specified in its Charter)

     Delaware                                76-0396023
(State or Other Jurisdiction               (I.R.S.  Employer
of Incorporation or Organization)           Identification No.)


   El Paso Building                              77002
 1001 Louisiana Street                        (Zip Code)
   Houston, Texas
(Address of Principal Executive Offices)


 Registrant's Telephone Number, Including Area Code:  (713) 420-2600

Item 9.  Regulation FD Disclosure

     Attached is a communication sent to the General Counsel and Compliance officers of Broker-Dealers holding units of El Paso Energy Partners, L.P., dated September 5, 2002, regarding the risk exposure related to lending partnership units to cover short positions. The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information disclosed in this Item 9 Current Report on Form 8-K is not considered to be "filed" for purposes of
Section 18 of the Securities and Exchange Act of 1934 and is not subject to the liabilities of that section.

      (c) Exhibits

     Exhibit number      Description
     --------------      ------------
     99.1                Communication dated September 5, 2002.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             EL PASO ENERGY PARTNERS, L.P.

                             By:  EL PASO ENERGY PARTNERS COMPANY,
                                  its General Partner


                                 By: /s/  D. Mark Leland
                                    ---------------------------
                                          D. Mark Leland
                               Senior Vice President and Controller
                                   (Principal Accounting Officer)

Date:  September 5, 2002